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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 25, 2018

To the Shareholders of RMR Real Estate Income Fund:

        Notice is hereby given that the annual meeting of shareholders of RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), will be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, April 25, 2018, at 9:30 a.m. (Eastern time), and any adjournments, postponements or delays thereof (the "Annual Meeting"), for the following purposes:

  1.
  To elect Mr. Adam D. Portnoy as a Class II Trustee by holders of preferred shares of the Fund, voting as a separate class, such trustee to hold office for the term indicated and until his successor is elected and qualified ("Proposal 1");

  2.
  To elect Mr. Jeffrey P. Somers as a Class II Trustee by holders of common shares and preferred shares of the Fund, voting together as a single class, such trustee to hold office for the term indicated and until his successor is elected and qualified ("Proposal 2"); and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

        THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2.

        Shareholders as of the close of business on the record date, February 6, 2018, are entitled to notice of and to vote at the Annual Meeting and at any adjournments, postponements or delays thereof.

        Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. You can now access proxy materials and vote at www.proxyvote.com. You may vote via the Internet or by telephone by following the instructions on that website. In order to vote via the Internet or by telephone you must have your shareholder identification number which is set forth in the Notice Regarding the Availability of Proxy Materials mailed to you. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to that institution on how to vote your shares. You may also request a paper proxy card to submit your vote by mail. If you attend the Annual Meeting and vote in person, that vote will revoke any proxy you previously submitted. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please read the proxy statement and complete or authorize a proxy for your shares as soon as possible. Your vote is important, no matter how many or how few shares you own.

By order of the Board of Trustees,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
March 13, 2018

RMR Real Estate Income Fund

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458

PROXY STATEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
RMR REAL ESTATE INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Wednesday, April 25, 2018

        This proxy statement is being furnished in connection with the solicitation by the Board of Trustees (the "Board") of RMR Real Estate Income Fund, a Maryland statutory trust (the "Fund"), of proxies to be voted at the 2018 annual meeting of shareholders of the Fund to be held at the offices of the Fund, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Wednesday, April 25, 2018, at 9:30 a.m. (Eastern time), and at any and all adjournments, postponements or delays thereof (the "Annual Meeting").

        The following table indicates the proposal in respect of which votes are solicited by this proxy statement and the class of shares solicited for the proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect Mr. Adam D. Portnoy as a trustee.	Preferred shares of the Fund, voting as a separate class.
Proposal 2	To elect Mr. Jeffrey P. Somers as a trustee.	Common shares and preferred shares of the Fund, voting together as a single class.

        This proxy statement and the related proxy cards are being sent to shareholders on or about March 13, 2018. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Fund at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the Fund's website at www.rmrfunds.com.* Copies of the Fund's annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

        The record date for the Annual Meeting is February 6, 2018 (the "Record Date"). Only shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof. As of the Record Date, the Fund had the following shares outstanding:

Fund	NYSE American Symbol+	Number of Common Shares	Number of Preferred Shares (Series M, T, W, Th and F)
RMR Real Estate Income Fund	RIF	10,202,009	667

+
The common shares of the Fund are listed for trading on the NYSE American LLC (the "NYSE American"). The preferred shares of the Fund are not listed for trading on any national securities exchange.

        The principal executive office of the Fund is located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

*
The Internet address for the Fund is included several times in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

        A quorum of shareholders is required to take action at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast on a particular matter at the Annual Meeting shall constitute a quorum for voting on a particular matter or the transaction of business. Common shares and preferred shares of the Fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes and abstentions will be counted as shares present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and abstentions will have no effect on the outcome of the vote on Proposal 1 or Proposal 2.

        Failure of a quorum to be present at the Annual Meeting with respect to any particular matter may cause an adjournment of the Annual Meeting with respect to that particular matter and will subject the Fund to additional proxy solicitation expenses. The Fund's Bylaws expressly authorize the chairperson of the Annual Meeting, subject to the review of the Independent Trustees (as defined below), to adjourn the Annual Meeting for any reason deemed necessary by the chairperson, including if (a) no quorum is present for the transaction of business, (b) the Board or the chairperson of the Annual Meeting determines that adjournment is necessary or appropriate to enable the shareholders to consider fully information that the Board or the chairperson of the Annual Meeting determines has not been made sufficiently or timely available to shareholders, or (c) the Board or the chairperson of the Annual Meeting determines that adjournment is otherwise in the best interests of the Fund. Pursuant to this authority, the Board or the chairperson of the Annual Meeting may determine that it is in the best interests of the Fund to adjourn the Annual Meeting only with respect to one of the Proposals in order to continue soliciting votes on that Proposal (even if a quorum is present for such Proposal), and to close voting on one or more other proposals. If the Annual Meeting is adjourned, the time and place of the adjourned meeting will be announced at the Annual Meeting.

        The holders of the outstanding common and preferred shares of the Fund are entitled to one vote per share, and a proportionate vote for each fractional share, with respect to proposals of the Fund upon which such holders are entitled to vote.

        Approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of a majority of all the votes cast on such Proposal at the Annual Meeting.

        The individuals named as proxies on the proxy cards will vote in accordance with your directions with respect to the Fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted "FOR" Proposal 1 and Proposal 2. If other matters properly come before the Annual Meeting or any adjournments, postponements or delays thereof, and if discretionary authority to vote with respect thereto has been conferred by the applicable proxy card, the persons named in the proxy card will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are voted at the Annual Meeting by timely filing with the Fund a written notice of revocation, by timely delivering to the Fund a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending the Annual Meeting and voting in person. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on April 24, 2018. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Annual Meeting.

        The proposals for shareholder votes and the recommendations of the Board with respect to Proposal 1 and Proposal 2 are set forth below.

INFORMATION RELATING TO TRUSTEES

        The Fund's Board is divided into three classes of trustees (each trustee, a "Trustee" and, collectively, the "Trustees"). There are two Trustees in Class II (Messrs. Adam D. Portnoy and Jeffrey P. Somers) whose current terms expire at the upcoming Annual Meeting to be held on April 25, 2018, there are two Trustees in Class III (Messrs. Joseph L. Morea and Mark L. Kleifges) whose current terms will expire at the annual meeting to be held in 2019 and there is one Trustee (Mr. John L. Harrington) in Class I whose current term will expire at the annual meeting to be held in 2020. Mr. Barry M. Portnoy served as a Class III Trustee and Managing Trustee (as defined below) of the Fund until his death on February 25, 2018. Pursuant to the organizational documents of the Fund, the vacancy created by Mr. Barry M. Portnoy's death was filled by Mark L. Kleifges, who was elected by the Board at a meeting held on March 9, 2018. Mr. Kleifges shall serve until the Fund's annual meeting of shareholders to be held in 2019.

        Messrs. Adam D. Portnoy and Jeffrey P. Somers are being proposed for reelection as Class II Trustees at the Annual Meeting. Trustees in each class are elected and hold office for a term expiring at the Fund's annual meeting held in the third year following the year of their election, with each Trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the Investment Company Act of 1940 (the "1940 Act"), and the organizational documents of the Fund, holders of preferred shares of the Fund, voting as a separate class, are entitled to elect two Trustees to the Fund's Board (Messrs. Adam D. Portnoy and Mark L. Kleifges presently represent the holders of the Fund's preferred shares), and the remaining Trustees of the Fund are elected by the holders of the common shares and preferred shares of the Fund, voting together as a single class.

        A majority of the Trustees are not "interested persons" of the Fund within the meaning of the 1940 Act. Messrs. Harrington, Morea and Somers are not "interested persons" of the Fund within the meaning of the 1940 Act, and are sometimes referred to herein as "Independent Trustees."

        The Board has determined that a majority of the Trustees are Independent Trustees pursuant to the criteria set forth in the Fund's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE American and applicable Federal securities laws and regulations. In determining independence pursuant to NYSE American standards, the Fund's Board affirmatively determines whether the Independent Trustees have a direct or indirect material relationship with the Fund or its affiliates other than by reason of their service as an Independent Trustee. When assessing a Trustee's relationship with the Fund or its affiliates, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint but also from that of the persons or organizations with which the Trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The Board has determined that Messrs. Harrington, Morea and Somers currently qualify as independent under applicable Federal securities regulations, NYSE American rules and the criteria set forth in the Fund's Declaration of Trust and Bylaws.

        The Fund's Board currently consists of five Trustees. Pursuant to the Fund's Bylaws, two of the five Trustees are "Managing Trustees." The "Managing Trustees" are those that have been employees, officers or directors of the investment adviser of the Fund or involved in the day to day activities of the Fund for at least one year. Messrs. Adam Portnoy and Mark Kleifges serve as the Fund's Managing Trustees.

        Additional information regarding the nominees and Trustees is included in this proxy statement under the heading "Information Regarding Nominees and Trustees of the Fund."

 PROPOSAL 1: ELECTION OF MR. ADAM D. PORTNOY AS A CLASS II TRUSTEE

        In this Proposal, holders of preferred shares, voting as a separate class, are being asked to elect Mr. Adam D. Portnoy as a Class II Trustee of the Fund. On November 13, 2017, the Fund's Board, upon the recommendation of the Nominating Committee of the Fund (the "Nominating Committee"), nominated Mr. Adam D. Portnoy as a Class II Trustee to stand for reelection at the Annual Meeting.

        The Board, in making its nomination, and the Nominating Committee, in making its recommendation, considered Mr. Adam D. Portnoy's qualifications for service on the Board. The Nominating Committee considered the quality of his past services as a Trustee of the Fund; his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to Board business; his familiarity with the responsibilities of service on the Board of a publicly owned company; and other matters that the Board and the Nominating Committee deemed appropriate. Mr. Adam D. Portnoy is the nominee of the Board for election by the Fund's preferred shareholders, voting as a separate class, at the Annual Meeting to serve until the Fund's 2021 annual meeting, and to hold office until the expiration of the term of the Class II Trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the proxy cards to vote the shares represented thereby "FOR" the election of Mr. Adam D. Portnoy, unless a proxy card is marked otherwise. Mr. Adam D. Portnoy has agreed to serve as Trustee of the Fund if elected. However, if Mr. Adam D. Portnoy becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Board. The Board has no reason to believe that Mr. Adam D. Portnoy will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. ADAM D. PORTNOY.

PROPOSAL 2: ELECTION OF MR. JEFFREY P. SOMERS AS A CLASS II TRUSTEE

        In this Proposal, holders of common shares and preferred shares, voting together as a single class, are being asked to elect Mr. Jeffrey P. Somers as a Class II Trustee of the Fund. On November 13, 2017, the Fund's Nominating Committee nominated Mr. Jeffrey P. Somers as a Class II Trustee to stand for reelection at the Annual Meeting.

        In making its nomination, the Nominating Committee of the Fund considered Mr. Jeffrey P. Somers' qualifications for service on the Board. The Nominating Committee considered the quality of his past services as a Trustee of the Fund; his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to Board business; his familiarity with the responsibilities of service on the Board of a publicly owned company; his ability to qualify as an Independent Trustee under applicable Federal securities regulations, NYSE American rules, and the Fund's Declaration of Trust and Bylaws; and other matters that the Nominating Committee deemed appropriate. Mr. Jeffrey P. Somers is the nominee of the Nominating Committee for election by the Fund's common and preferred shareholders, voting together as a single class, at the Annual Meeting to serve until the Fund's 2021 annual meeting, and to hold office until the expiration of the term of the Class II Trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the proxy cards to vote the shares represented thereby "FOR" the election of Mr. Jeffrey P. Somers, unless a proxy card is marked otherwise. Mr. Jeffrey P. Somers has agreed to serve as Trustee of the Fund if elected. However, if Mr. Jeffrey P. Somers becomes unable or unwilling to accept nomination for election to the Board, the proxies will be voted for a substitute nominee designated by the Fund's Nominating Committee. The Board has no reason to believe that Mr. Jeffrey P. Somers will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. JEFFREY P. SOMERS.

SOLICITATION OF PROXIES

        The Fund will bear all expenses incurred in connection with the solicitation of proxies. The Fund will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund and obtain their voting instructions. The Fund will reimburse those firms for their expenses.

        The Fund's Trustees, officers and other employees, and the directors, officers and other employees of RMR Advisors LLC (the "Advisor") may solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation.

INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUND

        Certain information concerning the nominees and Trustees of the Fund is set forth below. Messrs. Adam D. Portnoy and Jeffrey P. Somers, nominees for the Fund, are currently Trustees of the Fund. The Fund is a registered closed-end management investment company advised by the Advisor. The "interested persons" of the Fund (as defined by Section 2(a)(19) of the 1940 Act) who are Trustees of the Fund are noted as "Interested Trustees." The business address of the nominees and Trustees of the Fund, and of the Advisor, is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

        During 2017, the Board held five meetings. No Trustee attended less than 75% of the meetings of the Board or Board committees on which he served. All members of the Board are encouraged, but not required, to attend the Annual Meeting. All of the members of the Board attended the annual meeting of shareholders held in 2017.

        Biographical and other information relating to the nominees standing for election at the Annual Meeting is set forth below. Mr. Adam D. Portnoy is an Interested Trustee as a result of his indirect ownership of, and current positions with, the Advisor's parent company, The RMR Group LLC ("RMR LLC"), and his ownership of, and current positions with, The RMR Group Inc. and the

Advisor. Mr. Jeffrey P. Somers is an Independent Trustee, and is a member of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Interested Trustee Nominee
Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2018; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		Director of the Advisor since 2007, President of the Advisor from 2007 to 2017 and Chief Executive Officer of the Advisor from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2006; President and Chief Executive Officer of the Fund from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014); Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America LLC since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.	1

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for Trustee in past 5 years	Number of portfolios in fund complex overseen by nominee for Trustee
Independent Trustee Nominee
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2018; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Senior Housing Properties Trust since 2009 and Lead Independent Trustee since 2015; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not-for-profit regional hospital.	1

†
Includes length of time served in positions with the Fund's predecessor funds.

        Biographical and other information relating to the Trustees who are not standing for election or reelection at the Annual Meeting is set forth below. Mr. Mark L. Kleifges is an Interested Trustee as a result of his current positions with the Advisor's parent company, RMR LLC, the Advisor and the Fund. Messrs. Morea and Harrington are Independent Trustees and are members of the Fund's Audit, Compensation and Nominating Committees.

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Interested Trustee
Mark L. Kleifges (1960)	Class III Managing Trustee of the Fund to serve until 2019; Treasurer and Chief Financial Officer (serves at the discretion of the Board); Portfolio Manager of the Fund; since 2003 (Class III Trustee and Portfolio Manager of the Fund since 2018)	President and Chief Executive Officer of the Advisor since 2017; Treasurer and Chief Financial Officer of the Advisor from 2004 to 2017; Executive Vice President of RMR LLC since 2008; Treasurer and Chief Financial Officer of Hospitality Properties Trust since 2002; and Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.	1

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Independent Trustees
John L. Harrington (1936)	Class I Independent Trustee to serve until 2020; since 2003	Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Hospitality Properties Trust since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Tremont Mortgage Trust since 2017.	1

Name and Year of Birth	Position held with the Fund, current term and length of time served†	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years	Number of portfolios in fund complex overseen by Trustee
Joseph L. Morea (1955)	Class III Independent Trustee to serve until 2019; since 2016	Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Opportunities Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Tremont Mortgage Trust since 2017; Independent Trustee of Industrial Logistics Properties Trust since 2018; Independent Trustee of Equity Commonwealth from 2012 to 2014; and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets from 2003 to 2012; head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009; previously employed as an investment banker, including as a Managing Director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the Chief Operating Officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc., and a Managing Director of Equity Capital Markets at Smith Barney, Inc.	1

†
Includes length of time served in positions with the Fund's predecessor funds.

        The Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business, consulting, or public or charitable service; experience from service as a Trustee of the Fund and its predecessor funds, other investment funds, public companies, real estate investment trusts or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings; or other relevant life experiences.

        The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that they should serve (or continue to serve) on the Board.

Trustee	Experience, Qualifications and Skills
Interested Trustee Nominee:
Adam D. Portnoy
The Board concluded that Mr. Adam Portnoy should serve as one of the Fund's Managing Trustees based upon, among other things, his extensive experience in and knowledge of the commercial real estate industry and real estate investment trusts, his leadership positions with The RMR Group Inc., RMR LLC and the Advisor, his public company director service, his demonstrated management ability, his experience in investment banking and private equity, his government organization service, and his institutional knowledge earned through service on the Board, his prior service as President and Chief Executive Officer of the Fund and its predecessors, and his leadership positions with the Advisor. The Board benefits from Mr. Portnoy's experience as Managing Director, President and Chief Executive Officer of The RMR Group Inc., President and Chief Executive Officer of RMR LLC, and Director of the Advisor, and his prior experience as President and Chief Executive Officer of the Advisor, and his prior experience as President and Chief Executive Officer of the Fund and its predecessors in light of his business leadership and experience. Mr. Portnoy's experiences as the Managing Trustee of various real estate investment trusts provide the Board with practical business knowledge of how publicly owned real estate investment trusts operate. Mr. Portnoy's prior service on the Board and his prior service as President and Chief Executive Officer of the Fund also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.
Interested Trustee:
Mark L. Kleifges
The Board concluded that Mr. Kleifges should serve as one of the Fund's Managing Trustees based on, among other things, his extensive familiarity with the business, finances and operations of both the Fund and its Advisor, which he has obtained through his current position as President and Chief Executive Officer, and his previous positions as Treasurer and Chief Financial Officer, of the Advisor and his longstanding service as Treasurer and Chief Financial Officer of the Fund, as Executive Vice President of RMR LLC and as Treasurer and Chief Financial Officers of other public companies, including Hospitality Properties Trust and Government Properties Income Trust. This experience, together with Mr. Kleifges's experience as a certified public accountant and partner of a large public accounting firm, provides the Board with significant financial and accounting expertise relevant to the Fund, particularly with respect to commercial real estate and real estate investment trusts. In addition, Mr. Kleifges's leadership roles within and outside the Fund have provided him with leadership, management and executive experiences valuable to the Board in fulfilling its oversight responsibilities.

Trustee	Experience, Qualifications and Skills
Independent Trustee Nominee:
Jeffrey P. Somers
The Board concluded that Mr. Somers should serve as one of the Fund's Independent Trustees because, among other things, he brings to the Board broad and diverse knowledge of the legal and compliance matters pertaining to investment companies as a result of his prior experience serving on the boards of registered investment companies, his work as an SEC staff attorney and more than 30 years of business law experience, including in general corporate and securities matters and securities laws compliance for investment advisers and broker-dealers. Mr. Somers's experience as a trustee of three real estate investment trusts allows him to provide the Board with added insight into the management practices of publicly owned real estate businesses. Mr. Somers's leadership roles as a managing member of law firms has provided him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities. Mr. Somers's past service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Somers's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.
Independent Trustees:
John L. Harrington
The Board concluded that Mr. Harrington should serve as one of the Fund's Independent Trustees based upon, among other things, his many years of experience as a president, chief executive officer and director/trustee of various public and private companies and charitable trusts. Mr. Harrington's experience as president of Boston Trust Management Corp., an investment management company, as a former director of Fleet Bank, N.A. and as trustee of a various real estate investment trusts provides the Board with the benefit of his experience with the management practices of financial companies generally and particular expertise with respect to real estate investment trusts. Through his many executive and finance related positions, including but not limited to responsibilities he undertook during his long tenure in management of professional baseball, Mr. Harrington developed professional skills and expertise in management, accounting, finance and risk management. Mr. Harrington is also licensed as a Certified Public Accountant and was a former assistant professor of accounting at Boston College. Mr. Harrington's long-standing service on the Board also provides him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Harrington's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committees.

Trustee	Experience, Qualifications and Skills
Joseph L. Morea	The Board concluded that Mr. Morea should serve as one of the Fund's Independent Trustees based on, among other things, his experience as a public company director. Mr. Morea's experience as an investment banker, a certified public accountant, the former managing director and vice chairman, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, a global investment company, as a former head of the U.S. Investment for RBC Capital Markets, as an independent director of Garrison Capital Inc., a business development company, and as a director/trustee of various investment funds provides the Board with the benefit of his experience in and knowledge of the investment banking and investment management industries and public capital markets. Mr. Morea's leadership roles as a managing director and vice chairman of a global investment management company has provided him with leadership, management and executive experiences valuable to the Board in fulfilling its oversight responsibilities. Mr. Morea's independence from the Fund and the Advisor also qualifies him for service as a member of the Audit, Compensation and Nominating Committee.

COMPENSATION OF TRUSTEES

        Interested Trustees of the Fund receive no compensation for services as a Trustee from the Fund. The following table sets forth the compensation of the Independent Trustees from the Fund for service to the Fund for the fiscal year ended December 31, 2017. As of December 31, 2017, the Fund is the only fund in the fund complex.

Name	Aggregate Compensation from Fund
John L. Harrington	$14,500
Joseph L. Morea	$14,000
Jeffrey P. Somers*	$15,000

*
Mr. Jeffrey P. Somers is a Trustee of the Fund and a nominee for election as Trustee of the Fund.

        Until changed by a vote of the Compensation Committee of the Board, the compensation payable to each Independent Trustee is as follows.

Timing and Description	Amount
• At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer.	$8,500
• At the first meeting of the Board following the Annual Meeting of shareholders, an annual retainer paid to the Audit Committee Chair.	$1,000
• For each meeting of the Board or a Board committee which is attended, an attendance fee, per meeting, up to a maximum of $1,000 per meeting day.	$500

        The annual retainer fee for any new Independent Trustee is prorated for the initial year. In addition to the compensation paid to Independent Trustees, the Fund reimburses all Trustees for expenses incurred in connection with their duties as Trustees, including for approved attendance at continuing education programs.

 COMMUNICATIONS WITH TRUSTEES

        Any shareholder of the Fund or other interested party of the Fund who desires to communicate with the Fund's Trustees, individually or as a group, should write to the party for whom the communication is intended, in care of the Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrfunds.com. The communications will then be delivered to the appropriate persons.

BOARD LEADERSHIP STRUCTURE AND COMMITTEES

        The Fund's Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. The Independent Trustees are not involved in the day to day activities of the Fund, are not employees of the Advisor and are persons who qualify as independent under applicable Federal securities regulations, NYSE American rules and the Fund's Declaration of Trust and Bylaws. The Managing Trustees have been employees, officers or directors of the Advisor or involved in the day to day activities of the Fund for at least one year prior to their service as Managing Trustees. The Fund's Board is composed of three Independent Trustees and two Managing Trustees. The Fund's President and the Fund's Treasurer are not members of the Board, but each regularly attends Board meetings, as does the Fund's Chief Compliance Officer and Director of Internal Audit. Other officers of the Advisor also sometimes attend Board meetings at the invitation of the Board.

        The Audit, Compensation and Nominating Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each such committee. These three standing committees have responsibilities related to leadership and governance, including among other things: (i) the Fund's Audit Committee reviews financial reports, oversees accounting and financial reporting processes, selects the Fund's independent accountants, determines the compensation paid to the independent accountants and assists the Fund's Board with its oversight of the internal audit function and compliance with legal and regulatory requirements; (ii) the Fund's Compensation Committee annually evaluates the performance of the Fund's Chief Compliance Officer and Director of Internal Audit and approves the compensation the Fund pays to him and the Fund's allocated costs for internal audit and compliance services provided by our Advisor and RMR LLC and recommends to the Board compensation to be paid to the Fund's Independent Trustees; and (iii) the Fund's Nominating Committee considers nominees to serve on the Fund's Board and selects, or recommends that the Board select, nominees for election to the Board. The Chief Compliance Officer and Director of Internal Audit, with the assistance of Fund management, proposes the agenda for the committee meetings under the oversight and direction of the Chairs of the Audit, Compensation and Nominating Committees; but committee members, the Managing Trustees or management may also suggest agenda items to be considered by these committees.

        The Fund does not have a Chairman of the Board or a lead Independent Trustee. The President, any Managing Trustee or any two Trustees then in office may call a special meeting of the Trustees. The Managing Trustees, in consultation with the President, Treasurer and the Chief Compliance Officer and Director of Internal Audit, set the agenda for the Board meetings, and any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President, the Treasurer or the Chief Compliance Officer and Director of Internal Audit. Discussions at Board meetings are led by the President, Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Fund's Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. The Independent Trustees meet to consider the business of the Fund without the attendance of the Fund's Managing Trustees or officers, and they meet separately with the Fund's officers, with its Chief Compliance Officer and Director of Internal Audit and with the Fund's independent accountants. In such meetings of the Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

        The Fund's Board seeks to combine appropriate leadership with the ability to conduct business efficiently and with appropriate care and attention given the specific characteristics and circumstances of the Fund. In particular, the Board is small—comprised of only five members—and the Board believes that this structure facilitates informal discussions and communication from management to the Board and among Trustees. Additionally, the Fund is relatively focused in its investment approach and business, and relatively small in terms of assets under management, and the Board believes that this structure allows it to provide oversight of and be involved in the critical aspects of the Fund's management on an ongoing and cost efficient basis.

        The Fund's Board oversees risk as part of its general oversight of the Fund, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Fund is conducted by the Advisor, and the Advisor implements risk management in its activities. In discharging their oversight responsibilities, the Fund's Board and Board committees regularly review a wide range of reports provided to them by the Advisor and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, liquidity analyses, valuation, and regulatory and legislative updates that may impact the Fund, legal proceedings updates and reports on other business related matters, and the Trustees discuss such matters among themselves and with representatives of the Advisor, counsel and the Fund's independent accountants. The Fund's Audit Committee performs a lead role in helping the Board fulfill its responsibilities for oversight of the financial reporting, internal audit function, risk management and the compliance with legal and regulatory requirements. The Fund's Board and Audit Committee review periodic reports from an independent registered public accounting firm regarding potential risks, including risks related to the Fund's internal controls. The Fund's Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Fund's Chief Compliance Officer and Director of Internal Audit with the goal of helping the Fund systematically evaluate the effectiveness of its risk management, control and governance processes, and periodically meets with the Chief Compliance Officer and Director of Internal Audit to review the results of its internal audits, and refers or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of its risk management. The Fund's Compensation Committee also evaluates the performance of the Chief Compliance Officer and Director of Internal Audit.

        While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate all risks and their possible consequences, and the processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Fund to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

        As discussed above, the Fund has an Audit Committee, a Compensation Committee and a Nominating Committee. The Board has adopted charters for each of these committees. Copies of the respective charters of the Audit Committee, Compensation Committee and Nominating Committee are available on the Fund's website at www.rmrfunds.com. Each of these Board committees is composed of Messrs. Harrington, Morea and Somers, the Independent Trustees, who are independent under the criteria set forth in the Fund's Declaration of Trust, Bylaws, applicable corporate governance standards for companies listed on the NYSE American and applicable Federal securities laws and regulations.

        The primary function of the Audit Committee is to assist the Board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment and duties of the Director of Internal Audit. Messrs. Harrington, Morea and Somers each serve simultaneously on the audit committees of more than three public companies; however, the Board has determined that such simultaneous service does not impair the ability of Messrs. Harrington, Morea and Somers to effectively serve on the Fund's Audit Committee. The Audit Committee is responsible for the selection of independent accountants. The Board has determined that Mr. Morea is "independent" as defined by applicable laws and regulations governing registered investment companies and the rules of the NYSE American and, based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him, as the Fund's audit committee financial expert. During 2017, the Audit Committee of the Fund held four meetings. Mr. Somers serves as Chair of the Audit Committee.

        The primary function of the Compensation Committee is to determine and review the fees paid by the Fund to Independent Trustees and to assess the performance of, and to recommend to the Fund's Board the compensation payable to, the Chief Compliance Officer and Director of Internal Audit of the Fund. During 2017, the Compensation Committee of the Fund held two meetings. Mr. Harrington serves as Chair of the Compensation Committee.

        The primary function of the Fund's Nominating Committee is to (i) identify individuals qualified to become Independent Trustees and to select Independent Trustee nominees for each annual meeting of the Fund's shareholders or when vacancies occur and (ii) consider recommendations by the Fund's shareholders of nominees for election to the Board. The Fund's Nominating Committee may also generally consider the qualifications of Managing Trustee nominees for each annual meeting of the Fund's shareholders and recommend to the Board whether the Board should nominate such persons for election by the Fund's shareholders. During 2017, the Nominating Committee of the Fund held one meeting. Mr. Morea serves as Chair of the Nominating Committee.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        The Fund's Declaration of Trust and Bylaws require compliance with certain procedures for a Fund shareholder to properly make a nomination for election to the Board or to propose other business for the Fund. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shareholder must comply, in all respects, with the advance notice and other provisions set forth in the Fund's Bylaws, which currently include, among other things, requirements as to the shareholder's timely delivery of advance notice, ownership of at least a specified minimum amount of the Fund's common or preferred shares, as applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under the Fund's Bylaws wishes to nominate a person or persons for election to the Board or propose other business for the Fund, that shareholder must provide a written notice to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other business that the shareholder proposes to bring before the meeting, the Fund's Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

        To be timely, the notice must be delivered to the Fund's Secretary at the principle executive offices of the Fund not later than 5:00 p.m. (Eastern time) on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the preceding year's annual meeting. If the annual meeting is called for a date that is more than 30 days earlier or later than the first anniversary of the date for the preceding year's annual meeting, notice by the shareholder, to be timely, must be so delivered not later than 5:00 p.m. (Eastern time) on the 10th day following the earlier of the day on which (i) notice of the date of the annual meeting is mailed or otherwise made available or (ii) public announcement of the date of such meeting is first made by the Fund. Neither the postponement or adjournment of an annual meeting, nor the public announcement of such postponement or adjournment, commences a new time period for the giving of a shareholder's notice as described above. Except as otherwise set forth in the Fund's Bylaws, no shareholder may give a notice to nominate or propose other business, and no such notice shall be effective, unless such shareholder holds a certificate for all shares owned by such shareholder during all times described above and in the Fund's Bylaws, and a copy of each such certificate held by such shareholder at the time of giving such notice accompanies such shareholder's notice.

        The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund outside of Rule 14a-8 under the Exchange Act is only a summary and is not complete. Copies of the Fund's Declaration of Trust and Bylaws, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its Declaration of Trust and Bylaws to a shareholder upon request, which may be requested by writing to the Fund's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with these provisions of the Fund's Bylaws.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the Fund's 2019 annual meeting of shareholders must be received at the Fund's principal executive offices on or before November 13, 2018 in order to be considered for inclusion in the Fund's proxy statement for its 2019 annual meeting of shareholders, provided that if the Fund holds its 2019 annual meeting on a date that is more than 30 days before or after April 25, 2019, shareholders must submit proposals for inclusion in the Fund's 2019 proxy statement within a reasonable time before the Fund begins to print and send proxy materials. Under Rule 14a-8, the Fund is not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met. The Fund's Bylaws require that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the Fund's Bylaws, not later than 5:00 p.m. (Eastern time) on November 13, 2018 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than October 14, 2018; provided that if the Fund's 2019 annual meeting is called for a date that is more than 30 days earlier or later than April 25, 2019, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern time on the 10th day following the earlier of the day on which (1) notice of the date of the Fund's 2019 annual meeting is mailed or otherwise made available or (2) public announcement of the date of the Fund's 2019 annual meeting is first made by the Fund.

 SELECTION OF CANDIDATES FOR TRUSTEES

        The Nominating Committee of the Fund selects, or recommends that the Board select, Trustees to be elected by the Fund's shareholders. The Nominating Committee of the Fund also selects, or recommends that the Board select, Trustees to fill vacancies which may occur from time to time.

        In considering candidates to serve as Trustees, the Nominating Committee seeks individuals who have qualities which the committee believes may be effective in serving the Fund's long term best interests. Among the characteristics which the Nominating Committee considers are the following: the quality of the candidate's past services to the Fund, if any; the business and personal experience of the candidate and their relevance to the Fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to Board business; the familiarity of the candidate with the responsibilities of service on the Board of a publicly owned company; whether the candidate would be an Independent Trustee if elected as a Trustee; and other matters that the Nominating Committee deems appropriate. In seeking candidates for Trustee who have not previously served as a Trustee of the Fund, among other possible sources, the Nominating Committee may use the business, professional and personal contacts of its members, it may accept recommendations from other Trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2017, the Fund did not pay any third party to identify or to assist in the evaluation of any candidate for election to the Board.

        Another purpose of the Fund's Nominating Committee is to consider candidates for election as Trustees who are recommended by shareholders. To be considered by the Fund's Nominating Committee, a shareholder recommendation for a nominee must be made by such shareholder's written notice to the Chair of the Nominating Committee and the Secretary of the Fund, which notice should contain or be accompanied by the information and documents with respect to the recommended nominee and recommending shareholder that the recommending shareholder believes to be relevant or helpful to the Nominating Committee's deliberations. The Fund's Nominating Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Any nominee recommended by a shareholder will be considered by the Nominating Committee in its discretion using the same criteria as other candidates considered by it.

        The preceding paragraph applies only to shareholder recommendations for nominees to the Fund's Nominating Committee. A shareholder nomination must be made in accordance with the provisions of the Fund's Bylaws, including the procedures discussed above, and applicable state and federal laws.

OFFICERS OF THE FUND

        The table below lists the officers of the Fund who are not Trustees, their year of birth, their term in office and their principal occupations during the last five years. The President, the Treasurer and the Secretary of the Fund are elected annually by the Board. The Director of Internal Audit is appointed by the Audit Committee at any time. Other officers of the Fund may be elected or appointed by the Board at any time. Unless otherwise indicated, the principal business address of each officer of the Fund is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. No officer is compensated by the Fund with the exception of the Fund's Chief Compliance Officer and Director of

Internal Audit, and the Fund does not compensate that officer in excess of $60,000 per year. As of December 31, 2017, the Fund is the only fund in the fund complex.

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002
		General Counsel of the Advisor since 2017, Director of the Advisor since 2015, Secretary or Clerk and Vice President of the Advisor since 2002; Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015; and Executive Vice President and General Counsel of RMR LLC since 2008; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012 (Assistant Secretary from 2001 to 2012); Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011; and Secretary of Equity Commonwealth (formerly CommonWealth REIT) from 2008 to 2014.	1

Name and Year of Birth	Position held with the Fund and length of time served†	Other principal occupations in the past 5 years	Number of portfolios in fund complex for which position is held
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of the Advisor since 2012 and Director of Internal Audit since 2017; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Senior Living Inc. and TravelCenters of America LLC since 2012; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.	1

†
Includes the length of time served in positions with the Fund's predecessor funds.

 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

        The following table sets forth, for each Trustee, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2017 unless otherwise noted. The Fund is not part of a "family of investment companies" as that term is defined in the 1940 Act. The information as to beneficial ownership is based on statements furnished to the Fund by such Trustees.

Name	Dollar range of equity securities in the Fund
Interested Trustees
Adam D. Portnoy**	over $100,000*
Mark L. Kleifges	over $100,000
Independent Trustees
John L. Harrington	over $100,000
Joseph L. Morea	$10,001 - $50,000
Jeffrey P. Somers**	$10,001 - $50,000

*
Includes certain equity securities of the Fund directly owned by ABP Trust that may be deemed to be beneficially owned by Mr. Adam Portnoy as a result of his control, as the current sole trustee, of ABP Trust. Mr. Adam Portnoy disclaims beneficial ownership of equity securities of the Fund directly owned by ABP Trust except to the extent he may have a pecuniary interest therein.

**
Messrs. Adam D. Portnoy and Jeffrey P. Somers are Trustees of the Fund and nominees for election as Trustees of the Fund.

        The Advisor is a wholly owned subsidiary of RMR LLC, an alternative asset management company which provides management services to publicly traded REITs and real estate operating companies. RMR LLC is a majority owned subsidiary of The RMR Group Inc., a publicly traded holding company that conducts substantially all of its business through RMR LLC or its subsidiaries. Mr. Adam Portnoy currently controls The RMR Group Inc. through his control, as the current sole trustee, of ABP Trust, which is the controlling shareholder of The RMR Group Inc. The following table sets forth for each Independent Trustee of the Fund information regarding securities beneficially owned by them of those companies that RMR LLC or its subsidiaries provides management services to.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$948,990	*
John L. Harrington	Senior Housing Properties Trust	Common	$575,500	*
John L. Harrington	Government Properties Income Trust	Common	$356,895	*
John L. Harrington	Tremont Mortgage Trust	Common	$22,035	*
Joseph L. Morea	TravelCenters of America LLC	Common	$110,700	*
Joseph L. Morea	Tremont Mortgage Trust	Common	$22,035	*
Jeffrey P. Somers	Senior Housing Properties Trust	Common	$430,875	*
Jeffrey P. Somers	Government Properties Income Trust	Common	$356,895	*
Jeffrey P. Somers	Select Income REIT	Common	$364,385	*
Jeffrey P. Somers	Tremont Mortgage Trust	Common	$22,035	*

†
As of December 31, 2017.

*
Less than 1%.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of December 31, 2017. To the Fund's knowledge, no person beneficially owned more than 5% of the Fund's outstanding common or preferred shares, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned 1% or more of the outstanding common shares of the Fund, except as set forth below. To the Fund's knowledge, none of its officers or Trustees owned any of its preferred shares. Collectively, to the Fund's knowledge, the officers and Trustees of the Fund beneficially own, as a group, in the aggregate, 1,112,059 common shares (not including any fractional shares which may be beneficially owned by an officer or Trustee) of the Fund, representing approximately 10.90% of the Fund's outstanding common shares. Unless otherwise indicated below, to the Fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Share Class	See Note
Common Shares	Barry M. Portnoy	925,544	9.07%	(1)(2)(3)
Common Shares	Raymond James & Associates, Inc.	726,555	7.12%	(4)
Common Shares	Adam D. Portnoy	222,665	2.18%	(1)(3)(5)
Common Shares	Mark L. Kleifges	10,920	*	(1)
Common Shares	John L. Harrington	9,230	*	(1)
Common Shares	Fernando Diaz	1,711	*	(1)
Common Shares	Jeffrey P. Somers	1,441	*	(1)
Common Shares	Joseph L. Morea	753	*	(1)
Preferred Shares	Royal Bank of Canada	547	82.01%	(6)

*
Less than 1%.

(1)
The address of each of Messrs. Barry Portnoy, Adam Portnoy, Kleifges, Harrington, Diaz, Somers and Morea is Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Messrs. Adam Portnoy, Harrington, Somers, Morea and Kleifges are Trustees of the Fund. Prior to his death on February 25, 2018, Mr. Barry Portnoy was a Trustee of the Fund. Mr. Diaz is the President and Senior Portfolio Manager of the Fund. Mr. Kleifges is also the Treasurer and Chief Financial Officer of the Fund.

(2)
Includes 865,339 common shares owned directly by Mr. Barry Portnoy and an additional 60,205 common shares directly owned by ABP Trust. See Note (3). Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts. Mr. Barry Portnoy died on February 25, 2018. Mr. Barry Portnoy's estate currently holds the RIF shares he owned at the time of his death.

(3)
ABP Trust is the direct record and beneficial owner of 60,205 common shares. Mr. Adam Portnoy, in his capacity as the current sole trustee of ABP Trust, may also be deemed to beneficially own (and have shared voting and dispositive power over) the common shares beneficially owned by ABP Trust. Mr. Barry Portnoy, prior to his death on February 25, 2018, was also a trustee of ABP Trust.

(4)
Information based on Schedule 13G/A filings through February 15, 2018.

(5)
Includes 162,460 common shares owned directly by Mr. Adam Portnoy and an additional 60,205 common shares directly owned by ABP Trust. See Note (3). Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(6)
Information based on Schedule 13G/A filings through February 15, 2018. According to Schedule 13G/A filings, the Royal Bank of Canada and RBC Capital Markets, LLC share dispositive and voting power over 46 shares of the Fund's Series M Preferred Shares (71.9% of Series M), 395 shares of the Fund's Series T Preferred Shares (90.2% of Series T), 23 shares of the Fund's Series W Preferred Shares (48.9% of Series W), 60 shares of the Fund's Series Th Preferred Shares (65.9% of Series Th) and 23 shares of the Fund's Series F Preferred Shares (85.2% of Series F) as of December 31, 2017.

        The Declaration of Trust and Bylaws of the Fund generally provide that no person or group of persons, other than an excepted person or group (as approved by the Fund's Board or as stated in the Fund's Declaration of Trust or Bylaws), may beneficially own in excess of 9.8% of (i) any class or series of shares of the Fund, or (ii) the aggregate of all the outstanding classes and series of shares of the Fund. The Fund's Board intends to strictly enforce these provisions of the Fund's Declaration of Trust and Bylaws by utilizing, when necessary, the remedies available in the Fund's Declaration of Trust and Bylaws for violations of these provisions of the Fund's Declaration of Trust and Bylaws, although in certain instances it may grant exceptions to this ownership limitation in accordance with the provisions of the Fund's Declaration of Trust and Bylaws when it determines that doing so would be in the best interests of the Fund and its shareholders. The Fund has granted Royal Bank of Canada and its affiliates limited exceptions to the ownership limitation with respect to their beneficial ownership of common or preferred shares (as applicable) of the Fund. For more information about these ownership limitations, please refer to the full text of the Fund's Declaration of Trust and Bylaws, which are available by accessing the Fund's filings with the SEC on the SEC's website (www.sec.gov) or by contacting our Investor Relations Group at (866) 790-8165.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the 1934 Act requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as a fund's investment adviser and their officers and directors, file reports of ownership and changes in ownership of securities of the fund with the SEC and NYSE American. A fund's executive officers, trustees, and greater than 10% shareholders, as well as a fund's investment adviser and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely on a review of copies of these reports furnished to the Fund pursuant to Rule 16a-3(e) under the 1934 Act, or written representations that no such reports were required, the Fund believes that during 2017 all such filing requirements applicable to its executive officers, Trustees, and greater than 10% shareholders, as well as to the Advisor, and its officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUND,
THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR

General Information

        The Advisor, located at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for the Fund. The Advisor was founded in 2002 and is a wholly owned subsidiary of RMR LLC. RMR LLC is a majority owned subsidiary of The RMR Group Inc. Mr. Adam Portnoy, a Trustee of the Fund, controls The RMR Group Inc. through his control, as the current sole trustee, of ABP Trust which is the controlling shareholder of The RMR Group Inc. State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, Massachusetts 02111, is the Fund's sub-administrator.

        On December 13, 2011, in connection with the approval of the Fund's merger with Old RMR Real Estate Income Fund ("Old RIF"), the Fund's shareholders approved a new investment advisory agreement (the "Advisory Agreement") with the Advisor that was in effect for two years from the closing date of the Fund's merger with Old RIF, January 20, 2012, and which continues from year to year thereafter as long as such continuation is approved in the manner prescribed by the 1940 Act. In connection with the Fund's redomestication to a Maryland statutory trust from a Delaware statutory trust, the Board and the Independent Trustees reapproved the Advisory Agreement for the remainder of its then current term at a meeting that took place on April 13, 2017. The Advisory Agreement was most recently considered and approved by the Board and the Independent Trustees for an additional one year term, commencing on January 20, 2018, at the meeting of the Board that took place on November 13, 2017. Discussion regarding the basis for the Board continuing the Advisory Agreement for an additional one year term is available in the Fund's 2017 Annual Report, which was filed with the SEC on Form N-CSR on February 22, 2018.

        Mr. Barry Portnoy, prior to his death on February 25, 2018, was a control person of the Advisor through his ownership of a majority of the beneficial interests in ABP Trust. The loss of Mr. Barry Portnoy as a control person of the Advisor resulted in an "assignment" of the Advisory Agreement, as that term is defined in the 1940 Act, and therefore an automatic termination of the Advisory Agreement in accordance with its terms and the provisions of the 1940 Act. On March 9, 2018, the Board approved an Interim Advisory Agreement, dated as of February 25, 2018 (the "Interim Advisory Agreement"), in accordance with Rule 15a-4 under the 1940 Act. Except for its duration provisions, the Interim Advisory Agreement is substantially identical to the Advisory Agreement, including in respect of the compensation to be paid to the Advisor. The Interim Advisory Agreement will continue in effect until the earlier of (a) July 25, 2018 or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretive positions of the SEC or the Staff of the SEC and (b) the approval of a new investment advisory agreement by the Fund's shareholders.

        Under the terms of the Interim Advisory Agreement, the Advisor provides the Fund with an investment program, makes day to day investment decisions for the Fund and manages the Fund's business affairs in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Board. The Advisor also provides persons satisfactory to the Board to serve as the Fund's officers. The Fund's officers, as well as its other employees and Trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including the RMR LLC and The RMR Group Inc. Generally, the Interim Advisory Agreement may be terminated by a majority of the Fund's Trustees or by proper vote of the Fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The Interim Advisory Agreement terminates automatically on its assignment (as that term is defined in the 1940 Act). Since the closing of the Fund's merger with Old RIF, Messrs. Adam Portnoy and Fernando Diaz, portfolio managers of Old RIF, have served as the Fund's portfolio managers. Mr. Barry M. Portnoy also served as a portfolio manager of the Fund until his death on February 25, 2018. Mr. Mark Kleifges has served as a portfolio manager of the Fund since March 9, 2018. The portfolio managers generally function as a team. Mr. Adam Portnoy and Mr. Mark Kleifges provide strategic guidance, while Mr. Fernando Diaz is in charge of substantially all of the day to day operations, research and trading functions.

Fee Information

        The Advisory Agreement calls for fees to be paid to the Advisor equal to an annual rate of 0.85% of the Fund's average daily managed assets. As of December 31, 2017, the managed assets of the Fund were approximately $342,139,973. The Fund's managed assets are equal to the net asset value of the Fund's common shares plus the liquidation preference of the Fund's preferred shares and the principal amount of the Fund's outstanding borrowings. During 2017, advisory fees were $2,436,151 for the Fund. Neither the Advisor nor any of its affiliated companies receive compensation from the Fund other than pursuant to the advisory fees described herein and the Fund's administration agreement, which was also most recently considered and re-approved by the Fund's Board at a meeting on November 13, 2017, except the Fund reimbursed the Advisor allocated internal audit and compliance costs as described below. The Fund is the Advisor's only client.

        To date, amounts paid or payable to the Advisor under the administration agreement have been limited to (i) reimbursement of the fees charged to the Advisor for the Fund by State Street, which for 2017 totaled $88,001; and (ii) reimbursement payments to the Advisor by the Fund for compliance and internal audit services for the Fund for the twelve months ended December 31, 2017, which for 2017 totaled $137,521 and were authorized by the Fund's Compensation Committee and the Board, and separately the Independent Trustees.

        In addition to the fee paid to the Advisor, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of the Fund's Independent Trustees, custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, allocated compliance and internal audit costs, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the Fund's dividend reinvestment plan and taxes, if any.

DIRECTORS AND OFFICERS OF THE ADVISOR

        Information as of the date of this proxy statement relating to the directors and officers of the Advisor is set forth below. Officers of the Advisor are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of the Advisor.

Name (Year of Birth)	Position	Date position was acquired
Adam D. Portnoy (1970)	Director	May 2007
Mark L. Kleifges (1960)	President and Chief Executive Officer	October 2017
Jennifer B. Clark (1961)	Director, Secretary, General Counsel and Executive Vice President	October 2017 (General Counsel), September 2015 (Director), July 2002 (Secretary or Clerk and Vice President)
Matthew Jordan (1975)	Executive Vice President, Chief Financial Officer and Treasurer	October 2017
Fernando Diaz (1968)	Vice President	May 2007
Vern D. Larkin (1970)	Chief Compliance Officer and Director of Internal Audit	October 2017 (Director of Internal Audit), March 2012 (Chief Compliance Officer)

        Mr. Adam D. Portnoy is a Trustee of the Fund, Mr. Kleifges is both a Trustee and an officer of the Fund and Messrs. Diaz and Larkin and Ms. Clark are officers of the Fund.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Fund oversees the Fund's financial reporting process. The Audit Committee has: (1) reviewed and discussed with management the Fund's 2017 audited financial statements for the fiscal year ended December 31, 2017; (2) discussed with Ernst & Young LLP, the Fund's independent auditor, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (3) received the written disclosures or the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and concluded that it is compatible at this time. At the Audit Committee's meeting on February 21, 2018, and based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2017 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE of RMR Real Estate Income Fund
Jeffrey P. Somers, Chair John L. Harrington Joseph L. Morea

 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Ernst & Young LLP served as the Fund's independent registered public accountant for 2017. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the Annual Meeting.

        The fees for services provided by Ernst & Young LLP for the Fund for the last two years (the Fund's fiscal year end is December 31) were as follows:

2017
Audit fees(1)	$85,917
Audit related fees	—
Tax fees(2)	12,638

Subtotal	$98,555
All other fees	—

Ernst & Young LLP total fees	$98,555

2016
Audit fees	$49,920
Audit related fees	—
Tax fees(2)	12,152

Subtotal	62,072
All other fees	—

Ernst & Young LLP total fees	$62,072

(1)
Audit fees for 2017 include fees of $27,000 for services in connection with the Fund's rights offering that was completed in September 2017. Those fees were paid or reimbursed by the Advisor.

(2)
All Tax fees consist solely of fees relating to services provided for tax compliance and/or tax preparation and none of such fees relate to tax advice, tax planning or tax consulting.

        The Fund's Audit Committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the Fund's independent registered public accountant unless the engagement is specifically pre-approved by the Audit Committee or the services are included within a category which has been generally approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, the Advisor is required to notify the Audit Committee when pre-approved services are undertaken and the committee or its chair may approve amendments or modifications to the engagement or the maximum fees. The Director of Internal Audit of the Fund is responsible to report to the Audit Committee regarding compliance with these policies.

        The Audit Committee will not approve engagements of the Fund's independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE American rules. In other circumstances, the Audit Committee considers, among other things, whether the Fund's independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by Ernst & Young LLP for services rendered to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provided ongoing services to the Fund in 2016 or 2017.

        All services in 2016 and 2017 for which the Fund engaged its independent registered public accountants were approved by the Audit Committee. The only non-audit services provided by Ernst & Young LLP to the Fund were for tax services (in 2016 and 2017). The tax services involved reviewing the Fund's tax reporting and tax compliance procedures. The Audit Committee of the Fund determined that the non-audit services provided by Ernst & Young LLP were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of the Fund. When considering the engagement of Ernst & Young LLP, the Audit Committee considered the working relationship of the Fund with Ernst & Young LLP, determined the fees for audit and non-audit services to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2016 and 2017 are set forth above.

        The Audit Committee is expected to consider and recommend the appointment of the Fund's independent registered public accountant for 2018 prior to the Annual Meeting. It is further expected that the Board and the Independent Trustees, who currently constitute all of the members of the Audit Committee, will consider the Audit Committee's recommendation and the Board, the Independent Trustees and the Audit Committee will approve, at an in-person meeting to be held prior to the Annual Meeting, the appointment of the Fund's independent registered public accountant for 2018.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement or the Fund's annual report may be sent to multiple shareholders of the same Fund in each household. The Advisor will promptly deliver a separate copy of either document to you, if you call or write to the Advisor at the following address or telephone number: RMR Advisors LLC, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of a proxy statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Advisor at the above address or telephone number.

 OTHER MATTERS

        At this time, the Fund's Board knows of no other matter which will be brought before the Annual Meeting. However, if other matters properly come before the Annual Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,
JENNIFER B. CLARK Secretary RMR Real Estate Income Fund

Newton, Massachusetts
March 13, 2018

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E40391-P01152 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY RMR Real Estate Income Fund (Preferred Shares) The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 1. 1. To elect one Class II Trustee to our Board (Preferred Shareholders, voting as a separate class): ! ! ! Nominee: 1a. Adam D. Portnoy 2. To elect one Class II Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): ! ! ! Nominee: 2a. Jeffrey P. Somers 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE IN PROPOSALS 1 & 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E40392-P01152 Proxy RMR Real Estate Income Fund For the Annual Meeting of Shareholders To be Held on Wednesday, April 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoints Jennifer B. Clark, Fernando Diaz and Mark L. Kleifges, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 25, 2018, at 9:30 a.m. (Eastern time) (the "Annual Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEE FOR TRUSTEE IN PROPOSALS 1 & 2. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.

To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E40393-P01152 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY RMR Real Estate Income Fund (Common Shares) For Against Abstain The Board of Trustees recommends you vote FOR the following proposal: ! ! ! 2.To elect one Class II Trustee to our Board (Common Shareholders and Preferred Shareholders, voting together as a single class): Nominee: 2a. Jeffrey P. Somers 3. In their discretion, the proxy holders are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the Annual Meeting or at any adjournments, postponements or delays thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEE FOR TRUSTEE IN PROPOSAL 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. THE VALIDITY OF THIS PROXY IS GOVERNED BY THE LAWS OF THE STATE OF MARYLAND. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY GIVEN BY THE UNDERSIGNED EXCEPT AS IT RELATES TO A PRIOR PROXY CONCERNING THIS ANNUAL MEETING. Please be sure to sign and date this Proxy. NOTE: Please sign exactly as your name(s) appears(s) on the proxy. If held in joint tenancy, all persons should sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer indicating title. If a partnership, please sign in partnership name by authorized person indicating title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E40394-P01152 Proxy RMR Real Estate Income Fund For the Annual Meeting of Shareholders To be Held on Wednesday, April 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RMR REAL ESTATE INCOME FUND The undersigned shareholder of RMR Real Estate Income Fund (the "Fund"), a Maryland statutory trust, hereby appoints Jennifer B. Clark, Fernando Diaz and Mark L. Kleifges, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, April 25, 2018, at 9:30 a.m. (Eastern time) (the "Annual Meeting"), and any adjournments, postponements or delays thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the Annual Meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE FUND'S NOMINEE FOR TRUSTEE IN PROPOSAL 2. THE VOTE ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. SEE REVERSE FOR VOTING INSTRUCTIONS.

QuickLinks

PROPOSAL 1: ELECTION OF MR. ADAM D. PORTNOY AS A CLASS II TRUSTEE
PROPOSAL 2: ELECTION OF MR. JEFFREY P. SOMERS AS A CLASS II TRUSTEE
SOLICITATION OF PROXIES
INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUND
COMPENSATION OF TRUSTEES
COMMUNICATIONS WITH TRUSTEES
BOARD LEADERSHIP STRUCTURE AND COMMITTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SELECTION OF CANDIDATES FOR TRUSTEES
OFFICERS OF THE FUND
TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUND, THE FUND'S ADVISOR AND THE FUND'S ADMINISTRATOR
DIRECTORS AND OFFICERS OF THE ADVISOR
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT